Exhibit 24

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as her attorneys-in-fact to sign on her behalf and in her capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and all amendments, exhibits and supplements thereto.

Date:	March 3, 2006	/s/ Tenley E. Albright, M.D.
Tenley E. Albright, M.D.

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as her attorneys-in-fact to sign on her behalf and in her capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and all amendments, exhibits and supplements thereto.

Date:	March 3, 2006	/s/ Jenne K. Britell, Ph.D.
Jenne K. Britell, Ph.D.

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and all amendments, exhibits and supplements thereto.

Date:	March 3, 2006	/s/ George W. Ebright
George W. Ebright

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and all amendments, exhibits and supplements thereto.

Date:	March 3, 2006	/s/ L. Robert Johnson
L. Robert Johnson

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and all amendments, exhibits and supplements thereto.

Date:	March 3, 2006	/s/ Paula A. Johnson, M.D., MPH
Paula A. Johnson, M.D., MPH

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and all amendments, exhibits and supplements thereto.

Date:	March 3, 2006	/s/ William H. Longfield
William H. Longfield

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and all amendments, exhibits and supplements thereto.

Date:	March 3, 2006	/s/ John P. Neafsey
John P. Neafsey

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and all amendments, exhibits and supplements thereto.

Date:	March 3, 2006	/s/ Anthony Welters
Anthony Welters

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and all amendments, exhibits and supplements thereto.

Date:	March 3, 2006	/s/ Geoffrey F. Worden
Geoffrey F. Worden

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and all amendments, exhibits and supplements thereto.

Date:	March 3, 2006	/s/ Robert C. Young, M.D.
Robert C. Young, M.D.

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and all amendments, exhibits and supplements thereto.

Date:	March 3, 2006	/s/ Patrick J. Zenner
Patrick J. Zenner